                                                                   exhibit e(4)

                                            March 17, 2003


Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

         RE:  DISTRIBUTION AGREEMENT DATED AS OF SEPTEMBER 5, 2000

Ladies and Gentlemen:

         We refer to that certain Distribution Agreement dated as of September 5, 2000 (the "Agreement"), among Salomon Smith Barney Inc. and the trusts named below. Please sign below to confirm your agreement that Exhibit A to the Agreement is hereby replaced in its entirety with the attached Exhibit A, and that the Agreement as so amended remains in full force and effect.

                                       CITIFUNDS TRUST I
                                       SMITH BARNEY TRUST II (f/k/a CitiFunds
                                         Trust II)
                                       CITIFUNDS TRUST III
                                       CITIFUNDS TAX FREE RESERVES
                                       CITIFUNDS FIXED INCOME TRUST
                                       CITIFUNDS MULTI-STATE TAX FREE TRUST
                                       SALOMON FUNDS TRUST (f/k/a CitiFunds Tax
                                         Free Income Trust)
                                       CITIFUNDS INTERNATIONAL TRUST
                                       CITIFUNDS PREMIUM TRUST
                                       CITIFUNDS INSTITUTIONAL TRUST
                                       VARIABLE ANNUITY PORTFOLIOS,

                                       each on behalf of its series listed on
                                       Exhibit A attached hereto

                                By:    /s/ Lewis E. Daidone
                                       -----------------------
                                Title: Senior Vice-President
                                       -----------------------

Agreed:

SALOMON SMITH BARNEY INC.

By:    /s/ Christina T. Sydor
       -------------------------
Title: Secretary
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
                                                                                                     EXHIBIT A

TRUST AND FUND                                    CLASSES OF SHARES                         EFFECTIVE DATE
--------------------------------------------------------------------------------------------------------------
SMITH BARNEY TRUST II
(FORMERLY CITIFUNDS TRUST II)
--------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Large Cap
Growth Fund                                       Class A*                                  September 11, 2000
                                                  Class B*                                  September 11, 2000
                                                  Class L*                                  September 11, 2000
                                                  Class Y                                   September 11, 2000
--------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth
Opportunities Fund                                Class A*                                  September 11, 2000
                                                  Class B*                                  September 11, 2000
                                                  Class L*                                  September 11, 2000
                                                  Class Y                                   September 11, 2000
--------------------------------------------------------------------------------------------------------------
Smith Barney International Large Cap Fund         Class A*                                  April 30, 2002
                                                  Class B*                                  April 30, 2002
                                                  Class L*                                  April 30, 2002
                                                  Class Y                                   April 30, 2002
--------------------------------------------------------------------------------------------------------------
Smith Barney Capital Preservation Fund            Class A*                                  March 29, 2002
                                                  Class B*                                  March 29, 2002
                                                  Class L*                                  March 29, 2002
--------------------------------------------------------------------------------------------------------------
Smith Barney Capital Preservation Fund II         Class A*                                  September 17, 2002
                                                  Class B*                                  September 17, 2002
                                                  Class L*                                  September 17, 2002
--------------------------------------------------------------------------------------------------------------
Smith Barney Short Duration Municipal
Income Fund                                       Class A*                                  March 17, 2003
                                                  Class B*                                  March 17, 2003
                                                  Class L*                                  March 17, 2003
                                                  Class Y                                   March 17, 2003
--------------------------------------------------------------------------------------------------------------
CITIFUNDS TRUST III
--------------------------------------------------------------------------------------------------------------
Citi Cash Reserves                                Class A shares*                           January 1, 2001
                                                  Class N shares*                           January 1, 2001
--------------------------------------------------------------------------------------------------------------
Citi U.S. Treasury Reserves                       Class N shares*                           January 1, 2001
--------------------------------------------------------------------------------------------------------------
Citi California Tax Free Reserves                 Class N shares*                           December 7, 2001
--------------------------------------------------------------------------------------------------------------
Citi Connecticut Tax Free Reserves                Class N shares*                           December 7, 2001
                                                  Smith Barney Connecticut Money
                                                  Market Portfolio - Class A shares*        December 7, 2001
                                                  Smith Barney Connecticut Money
                                                  Market Portfolio - Class Y shares         December 7, 2001
--------------------------------------------------------------------------------------------------------------
Citi New York Tax Free Reserves                   Class N shares*                           December 7, 2001
--------------------------------------------------------------------------------------------------------------
Citi Tax Free Reserves                            Class N shares*                           December 7, 2001
--------------------------------------------------------------------------------------------------------------
Salomon Funds Trust
(formerly CitiFunds Tax Free IncomeTrust)
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Mid Cap Fund                     Class A*                                  June 19, 2001
                                                  Class B*
                                                  Class O
                                                  Class 2*
--------------------------------------------------------------------------------------------------------------
Salomon Brothers National Tax Free                Class A*                                  September 5, 2000
Income Fund                                       Class B*
                                                  Class O
                                                  Class 2*
--------------------------------------------------------------------------------------------------------------
Salomon Brothers California Tax Free              Class A*                                  September 5, 2000
Income Fund                                       Class B*
                                                  Class O
                                                  Class 2*
--------------------------------------------------------------------------------------------------------------
Salomon Brothers New York Tax Free                Class A*                                  September 5, 2000
Income Fund                                       Class B*
                                                  Class O
                                                  Class 2*
--------------------------------------------------------------------------------------------------------------
CITIFUNDS PREMIUM TRUST
--------------------------------------------------------------------------------------------------------------
Citi Premium Liquid Reserves*                     N/A                                       January 1, 2001
--------------------------------------------------------------------------------------------------------------
Citi Premium U.S. Treasury Reserves*              N/A                                       January 1, 2001
--------------------------------------------------------------------------------------------------------------
CITIFUNDS INSTITUTIONAL TRUST
--------------------------------------------------------------------------------------------------------------
Citi Institutional Liquid Reserves                Class A*                                  January 1, 2001
                                                  Class C*                                  January 1, 2001
                                                  Class D*                                  January 1, 2001
                                                  SVB Liquid Reserves shares*               January 1, 2001
--------------------------------------------------------------------------------------------------------------
                                                  SVB Institutional Liquid Reserves         April 27, 2001
                                                  shares*
--------------------------------------------------------------------------------------------------------------
Citi Institutional U.S. Treasury                  N/A*                                      January 1, 2001
Reserves
--------------------------------------------------------------------------------------------------------------
Citi Institutional Tax Free Reserves              N/A*                                      January 1, 2001
--------------------------------------------------------------------------------------------------------------
Citi Institutional Cash Reserves                  Class I*                                  January 1, 2001
                                                  Class L*                                  January 1, 2001
                                                  Class O*                                  January 1, 2001
                                                  Class S*                                  January 1, 2001
--------------------------------------------------------------------------------------------------------------
                                                  SVB Late Day Liquid Reserves shares*      April 27, 2001
--------------------------------------------------------------------------------------------------------------
Citi Institutional Enhanced Income Fund           Class I*                                  August 17, 2002
                                                  Class O*                                  August 17, 2002
                                                  Class Y*                                  August 17, 2002
--------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth                                                               September 5, 2000
Opportunities Portfolio
--------------------------------------------------------------------------------------------------------------

* Denotes Distribution and/or Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended.